Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Food Technology Service, Inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, Richard G. Hunter, Chief Executive and Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company at the end of, and for, this period covered by the Report.

July 29, 2011

	By:	/s/ Richard G. Hunter
Richard G. Hunter, Ph.D.,
Chief Executive Officer and Chief Financial Officer